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    CDC IXIS Asset Management Distributors

Kobrick Capital Fund
Kobrick Emerging
     Growth Fund
Kobrick Growth Fund

Where
The
Best
Minds
Meet(R)


Semiannual Report
March 31, 2001


See page 27 for supplement
to the prospectus and
statement of additional
information, and page 28
for important privacy policy
information.

TABLE OF CONTENTS

Semiannual Report March 31, 2001
--------------------------------------------------------------------------------

Presidents' Message ......................................................    1
Portfolio Manager's Commentary and Performance
   Kobrick Capital Fund ..................................................    2
   Kobrick Emerging Growth Fund ..........................................    4
   Kobrick Growth Fund ...................................................    6
Financial Statements
Schedules of Investments
   Kobrick Capital Fund ..................................................    9
   Kobrick Emerging Growth Fund ..........................................   11
   Kobrick Growth Fund ...................................................   13
Statements of Assets and Liabilities .....................................   15
Statements of Operations .................................................   16
Statements of Changes in Net Assets ......................................   17
Financial Highlights .....................................................   18
Notes to Financial Statements ............................................   20
Additional Information ...................................................   26
Supplement to Prospectus and Statement of Additional Information .........   27
Privacy Policy ...........................................................   28

Notes:
Equity securities are subject to market risks. This means you may lose money on your investment because the value of shares of mutual funds fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Initial public offerings ("IPOs") may have significant risk, may impact the funds' performance, and may result in increased tax liability to shareholders. Frequent portfolio turnover may increase your risk of greater tax liability which, in turn, could lower your return from these funds.

Small-cap and emerging growth companies are more volatile than the overall market. These risks affect your investment's value. Please see the prospectus for details. The portfolio manager's commentary reflects conditions and actions taken during the reporting period, which are subject to change. A shift in opinion or market conditions may result in strategic and other portfolio changes.

--------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

KOBRICK FUNDS

[PHOTO]                                [PHOTO]
John T. Hailer                         Frederick R. Kobrick
President and                          President and
Chief Executive Officer,               Chief Executive Officer,
CD CIXIS Asset                         Kobrick Funds LLC
Management
Distributors, L.P.


Presidents' Message                                                     May 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

If ever there was a time when investors needed to adhere to their long-term goals and not allow emotions to dictate their decisions, it has been during the recent period of extreme market volatility. Price declines on the tech-heavy Nasdaq broadened to affect other market indices as well, sending the venerable Dow Jones Industrial Average below 10,000 for a time, as economic growth slowed and company after company announced earnings that were below analysts' estimates.

The impact of this environment and the rapid collapse of the technology market continued to scare investors out of many stocks that actually had good earnings and valuations, particularly small- and mid-capitalization companies in a variety of industries, such as specialty retail and restaurants. When emotions subside and some rationality returns to the markets, we believe that many small- and mid-cap stocks that did not participate in the 1998 and 1999 market advance may provide fodder for strong appreciation.

We believe that during these difficult times it is important to invest your money with seasoned, professional investment managers like Kobrick Funds, whose experience in a variety of market conditions may give them the perspective they need to rise above the emotions. Some of the investment strategies that were successfully employed in the past did not fare well in these unpredictable market conditions. As we have done before we are committed to learning from past experience in hopes of providing strong returns in the future.

One of the things investors have learned through the years is the importance of setting realistic goals, mapping a strategy and staying true to it. Especially during volatile periods, you may be tempted to switch from fund to fund, either scurrying to find a safe haven, or pursuing the hottest new funds. However, we believe that this kind of emotional decision making may pose a significant threat to your financial success. Your investment strategy should change to reflect changes in your long-term goals - your time frame, health, family situation - not whenever current events make you uneasy.

Mike Nance recently left Kobrick Funds for another opportunity; we wish him well. Fred Kobrick is managing the Growth Fund, which he managed from its inception on September 1, 1998 to June 30, 1999. He will continue to employ the same large cap investment style. Please see the Prospectus Supplement on page 27.

We greatly appreciate your continued confidence by investing with the Kobrick Funds during this difficult period. We will continue to focus all of our research and energy toward one goal: seeking good stocks, one-by-one, to capitalize on what we believe will be better times ahead.

Sincerely,

/s/ John T. Hailer                          /s/ Frederick R. Kobrick

John T. Hailer                              Frederick R. Kobrick
President and Chief Executive Officer       President and Chief Executive
CD CIXIS Asset Management                   Officer
Distributors, L.P.                          Kobrick Funds LLC

KOBRICK CAPITAL FUND

Portfolio Profile
--------------------------------------------------------------------------------

Objective: Seeks maximum capital appreciation
--------------------------------------------------------------------------------

Strategy: Invests primarily in equity securities of companies with small, medium and large capitalizations
--------------------------------------------------------------------------------

Inception Date: December 31, 1997
--------------------------------------------------------------------------------

Manager: Frederick R. Kobrick
--------------------------------------------------------------------------------

Symbols:
Class A           KFCFX
Class B           KCFBX
Class C           KCFCX
Class Y           KCFYX
--------------------------------------------------------------------------------

Net Asset Value Per Share:
(March 31, 2001)
Class A           $9.34
Class B            9.25
Class C            9.25
Class Y            9.37

Portfolio Manager Discussion
----------------------------

Q. How did Kobrick Capital Fund perform during the first half of fiscal 2001?

For the six-month period ended March 31, 2001, Class A shares of Kobrick Capital Fund had a total return of -50.97% at net asset value, reflecting extreme volatility during the period. The Fund's benchmark, the Russell 3000 Index, had a total return of -20.07% for the six-month period. Because the Fund's broad benchmark reflects the total return on 3000 of the largest U.S. companies, it tends to be less volatile than the Fund, which invests selectively in small-, medium- and large-cap stocks that we believe have the strongest fundamentals. The chart on the next page compares the hypothetical returns of $10,000 for the Fund and its benchmark index and illustrates this volatility and previous periods of outperformance. Unfortunately, our selection process was not able to protect the Fund's net asset value during the recent sharp downturn.

Q. The Fund has performed very well in the past, but recently it has fallen behind. Why?

There are a couple of reasons. When the technology sell-off began in early 2000, we expected investors to shift to high-growth stocks in other sectors. Instead, investors ignored many small- and mid-cap stocks in non-technology areas - including apparel companies and restaurants with good fundamentals, earnings that were on target, and excellent growth prospects. These were the stocks the Fund featured. In the fall, following the tech market collapse, we began to buy stocks that looked attractive just before consumer confidence and poor business conditions brought the market down once again. This proved very costly in the short-term but many of these companies appear to be rebounding. Additionally, we were underweight relative to our benchmark in defensive stocks such as utilities and consumer staples. Investor confidence continued to slide as many leading companies experienced earnings disappointments, and stock prices across the board continued to decline. We stayed true to strategies that have served us well over the years, concentrating on companies with the strongest growth prospects rather than shifting to defensive issues. However, the best performers in the Kobrick Capital Fund's portfolio were defensive holdings, including conservative financial companies. The best way for us to make up for the rough times is to try to position the Fund so that it will be able to lead when the market turns, and this means accepting some risk.

Q. The Fund has had high turnover. Why?

To some extent, the turnover rate reflects the market's high volatility and our investment approach, which emphasizes valuation as well as growth. Additionally, turnover resulted from reaction to daily market conditions and consideration of tax consequences. The Fund traded individual stocks frequently based upon perceived market opportunities. We believe that many of the conditions that contributed to this turnover have passed and we expect to see a reduced level of turnover.

Q. What about the economic climate? Are we in a recession or about to enter one?

The economy is not in a recession now and we believe it's possible we'll escape one altogether, but to some it feels a lot like a recession. At its hottest last year, the economy was growing at an annualized rate of 8.4%. Since then it has cooled abruptly to around 2%. The contraction has been felt most in two sectors where we believe a recession has been occuring: manufacturing, where there was an inventory bulge, and technology, where excess capital spending collapsed. These two highly visible sectors account for a huge share of the gross domestic product. However, most jobs today are in the services area, and overall employment in the U.S. has stayed high despite recent layoffs in manufacturing and technology because other sectors - especially in services - are growing fast enough to absorb them. We continue to be concerned about corporate profits, which have been weak, but we think they may turn around in the next several months, and any such shift is likely to be reflected in stock prices well before it happens.

Q. Which sectors do you expect to lead the economy in a recovery?

This time around we expect leadership to come from consumer stocks, including housing, and restaurants, as well as certain areas in retail. We also expect select technology companies that have been hit will do well. These are the areas Kobrick Capital Fund is invested in currently, and we believe they should help the Fund going forward.

KOBRICK CAPITAL FUND

Investment Results through March 31, 2001
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Kobrick Capital Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the differences between the two. The Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. The Fund's benchmark is the Russell 3000 Index.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

Date            NAV           MSC           Russell
       12/31/97         10000          9425         10000
        1/31/98         10180          9595         10052
        2/28/98         11280         10631         10771
        3/31/98         11520         10858         11305
        4/30/98         11890         11206         11416
        5/31/98         11320         10669         11134
        6/30/98         12410         11696         11510
        7/31/98         12090         11395         11301
        8/31/98          9830          9265          9569
        9/30/98         10710         10094         10222
       10/31/98         11580         10914         10998
       11/30/98         12940         12196         11671
       12/31/98         15000         14137         12413
        1/31/99         17560         16550         12835
        2/28/99         16280         15344         12381
        3/31/99         17740         16720         12835
        4/30/99         18220         17173         13414
        5/31/99         16740         15778         13159
        6/30/99         17990         16956         13824
        7/31/99         17410         16409         13405
        8/31/99         17410         16409         13252
        9/30/99         17210         16220         12913
       10/31/99         18084         17044         13722
       11/30/99         20651         19464         14107
       12/31/99         25982         24488         15007
        1/31/00         26098         24597         14418
        2/29/00         31949         30112         14553
        3/31/00         28781         27126         15692
        4/30/00         25000         23562         15140
        5/31/00         21750         20500         14714
        6/30/00         22352         21066         15150
        7/31/00         20490         19312         14882
        8/31/00         22675         21371         15986
        9/30/00         22027         20761         15262
       10/31/00         18767         17687         15045
       11/30/00         15136         14265         13658
       12/31/00         15251         14374         13887
        1/31/01         15043         14178         14362
        2/28/01         12303         11595         13049
        3/31/01         10800         10179         12199




                               [GRAPHIC OMITTED]


The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                                  Average Annual Total Returns -- March 31, 2001
--------------------------------------------------------------------------------
                                                                     Since
                                         Six Months    1 Year      Inception
   Class A (Inception 12/31/97)
   Net Asset Value(1)                    -50.97%      -62.47%        2.40%
   With Maximum Sales Charge(2)          -53.79       -64.64         0.55
--------------------------------------------------------------------------------
   Class B (Inception 10/29/99)
   Net Asset Value(1)                    -51.11%      -62.73%      -30.88%
   With CDSC(3)                          -53.55       -64.60       -32.84
--------------------------------------------------------------------------------
   Class C (Inception 10/29/99)
   Net Asset Value(1)                    -51.14%      -62.75%      -30.88%
   With MSC and CDSC(3)                  -52.11       -63.49       -31.38
--------------------------------------------------------------------------------
   Class Y (Inception 10/29/99)
   Net Asset Value(1)                    -50.92%      -62.38%      -30.25%
--------------------------------------------------------------------------------

                                                                Since Fund's  Since Fund's
                                                                  Class A    Class B, C & Y
 Comparative Performance                   Six Months   1 Year    Inception     Inception
   Russell 3000 Index(4)                       -20.07%    -22.26%      6.31%    -7.94%
   Morningstar Midcap Growth Funds Average(5)  -37.81     -38.46      10.91     -3.44
   Lipper Multi-Cap Growth Funds Average(6)    -38.72     -40.24       8.51     -10.19

Portfolio as of March 31, 2001
------------------------------------------------------------------
                                             % of
Fund Composition                         Net Assets
------------------------------------------------------------------
    Common Stocks                           93.1
------------------------------------------------------------------
    Short Term Investments and Other         6.9
------------------------------------------------------------------

                                             % of
Ten Largest Holdings                      Net Assets
------------------------------------------------------------------------
    Jones Apparel Group, Inc.                3.6
------------------------------------------------------------------------
    Cendant Corp.                            3.5
------------------------------------------------------------------------
    Radian Group, Inc.                       3.4
------------------------------------------------------------------------
    Countrywide Credit Industries, Inc.      3.3
------------------------------------------------------------------------
    Reebok International, Ltd.               3.0
------------------------------------------------------------------------
    Sigma-Aldrich Corp.                      3.0
------------------------------------------------------------------------
    Becton, Dickinson & Co.                  2.8
------------------------------------------------------------------------
    Centex Corp.                             2.6
------------------------------------------------------------------------
    Constellation Energy Group               2.3
------------------------------------------------------------------------
    Applebee's International, Inc.           2.2
------------------------------------------------------------------------

                                            % of
Five Largest Industries                   Net Assets
------------------------------------------------------------------------
    Retail-Specialty Apparel                10.7
------------------------------------------------------------------------
    Homebuilding                             9.7
------------------------------------------------------------------------
    Healthcare-Medical Products & Supplies   9.3
------------------------------------------------------------------------
    Restaurants                              8.0
------------------------------------------------------------------------
    Consumer Finance                         7.8


Portfolio holdings and asset allocations will vary.

Notes

The returns in the Average Annual Total Returns table represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4 of the financial statements.) Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

     1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.
     2 With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. The performance shown reflects current sales charges and expenses.
     3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With MSCand CDSC performance for Class C shares assumes a 1.00% sales charge and a 1.00% CDSC on redemptions within the first year of purchase. Class C shares for accounts established an or after December 1, 2000 are subject to the sales charge. Class C share accounts established prior to December 1, 2000 are not subject to the additional 1.00% sales charge.
     4 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. You may not invest directly in an index.
     5 Morningstar Midcap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B, C and Y shares are calculated from 11/1/99.
     6 Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of all mutual funds with a similar current investment style or objective as calculated by Lipper Inc.

KOBRICK EMERGING GROWTH FUND

Portfolio Profile
--------------------------------------------------------------------------------

Objective: Seeks growth of capital
--------------------------------------------------------------------------------

Strategy: Invests primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations
--------------------------------------------------------------------------------

Inception Date:  December 31, 1997
--------------------------------------------------------------------------------

Manager:  Frederick R. Kobrick
--------------------------------------------------------------------------------

Symbols:
Class A           KFEGX
Class B           KEGBX
Class C         pending
Class Y         pending
--------------------------------------------------------------------------------

Net Asset Value Per Share:
(March 31, 2001)
Class A          $10.48
Class B           10.39
Class C           10.39
Class Y           10.49
-----------------------------------------

Portfolio Manager Discussion
----------------------------

Q. How did Kobrick Emerging Growth Fund perform during the first half of fiscal 2001?

The six-month period ended March 31, 2001, was one of extreme volatility, especially for small- and mid-cap stocks, during which Class A shares of Kobrick Emerging Growth Fund returned -46.12% at net asset value. For the same period, the Fund's benchmark, the Russell 2000 Index, had a total return of -12.96%.

Q. Does the Fund's performance and high turnover reflect its focus on small- and mid-cap companies, which tend to be highly volatile?

In part, yes, but not entirely. Small-cap stocks tend to be volatile in price, creating high peaks and deep valleys. Our job is to try to make sure the Fund's long-range results justify the rugged journey. In the initial two years of the Fund, results were very favorable and we hope to return to strong performance in the future. We apply disciplines I've developed over 30 years to help us avoid emotional highs in the market and capitalize on low points.

However, at last year's peak in the market, when investors started to liquidate their tech stocks, we had expected them to turn to other, less high-priced growth areas. Instead, the steep decline in stock prices seemed to spread to other sectors and affected the emerging growth stocks in the Fund's portfolio. In the fall, we began to buy stocks that we believe had good fundamentals and looked attractive. However, a slowing economy and earnings disappointments announced by many leading companies further eroded investor confidence. Small- and mid-cap growth stocks were negatively impacted even more than the market as a whole. Additionally our overweight position in healthcare and consumer discretionary contributed to underperformance. Our stock selection process was unable to protect the Fund's net asset value, as we had expected it to do.

The Fund's turnover reflects the intense volatility, reaction to daily market conditions and our investment approach, which emphasizes valuation as well as growth. The Fund traded individual stocks frequently based upon both tax considerations and perceived opportunities.

Q. If you had the last six months to do over again, what would you do differently?

I would be more defensive and would have further reduced our exposure to the tech sector. The stocks that performed best for the Fund were those that were most defensive, including stocks of small utilities and financial companies, which we had underweighted relative to the Fund's benchmark. As prices continued to slide, we watched stocks of attractively valued, growth- oriented companies slip further down, and this has been painful. Nonetheless, I believe the Fund now has a strong portfolio of emerging growth companies with strong fundamentals, solid management and great growth potential.

No one can be certain that we are at the bottom of the market. However, we do see some positive factors. Stock prices in general are very low and investors have huge cash reserves awaiting investment. Many smaller stocks did not participate in the strong up markets in 1998 and 1999, which make them especially attractive now. What's more, the Federal Reserve Board has shown its willingness to stimulate the economy by cutting interest rates five times so far in 2001, for a total of 2.5%. Inflation is low, and despite some substantial layoffs in high-tech and manufacturing, employment is still high because the service sector has been able to absorb many of the people who lost their jobs. Corporate profits are the biggest sticking point, in my mind. If profits turn around in the next quarter, the market may be able to move into a vigorous recovery.

Q. Which sectors do you expect to lead the next recovery?

We're not expecting an enormous surge, as we witnessed in 1999. And we expect consumer stocks, rather than technology, to take the lead. If corporations can show improved profitability, consumers are likely to regain their confidence, and we believe the first beneficiaries will be in such areas as restaurants, housing and certain retail sectors. We also believe that select technology companies that have been unduly beaten up with the rest of technology stocks will re-emerge. These are the areas that Kobrick Emerging Growth Fund features currently, with an emphasis on young companies that we believe have the strongest management and best potential for growth over the next several years.

KOBRICK EMERGING GROWTH FUND

   Investment Results through March 31, 2001
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Kobrick Emerging Growth Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the differences between the two. The Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. The Fund's benchmark is the Russell 2000 Index.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

Date            NAV           MSC           Russell 2000
       12/31/97         10000          9425         10000
        1/31/98         10260          9670          9842
        2/28/98         11330         10679         10569
        3/31/98         11700         11027         11005
        4/30/98         12050         11357         11065
        5/31/98         11490         10829         10469
        6/30/98         12560         11838         10491
        7/31/98         11920         11235          9642
        8/31/98          9350          8812          7770
        9/30/98         10140          9557          8378
       10/31/98         10560          9953          8720
       11/30/98         12440         11725          9177
       12/31/98         13950         13148          9745
        1/31/99         15310         14430          9874
        2/28/99         13960         13158          9075
        3/31/99         15180         14307          9216
        4/30/99         15770         14863         10042
        5/31/99         15420         14534         10189
        6/30/99         16720         15759         10649
        7/31/99         16660         15702         10357
        8/31/99         16500         15552          9974
        9/30/99         16540         15589          9976
       10/31/99         17987         16953         10016
       11/30/99         22037         20770         10614
       12/31/99         26016         24520         11815
        1/31/00         24607         23192         11625
        2/29/00         30823         29051         13544
        3/31/00         28550         26908         12652
        4/30/00         25578         24107         11890
        5/31/00         22558         21261         11197
        6/30/00         23280         21942         12173
        7/31/00         20723         19531         11781
        8/31/00         22297         21015         12680
        9/30/00         23032         21707         12308
       10/31/00         20308         19141         11759
       11/30/00         16448         15502         10551
       12/31/00         15595         14699         11457
        1/31/01         16235         15301         12054
        2/28/01         14245         13426         11264
        3/31/01         12410         11696         10713


                               [GRAPHIC OMITTED]


The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.


                                 Average Annual Total Returns -- March 31, 2001
--------------------------------------------------------------------------------
                                                                   Since
                                       Six Months       1 Year   Inception
   Class A (Inception 12/31/97)
   Net Asset Value(1)                    -46.12%      -56.53%        6.88%
   With Maximum Sales Charge(2)          -49.22       -59.03         4.94
--------------------------------------------------------------------------------

   Class B (Inception 10/29/99)
   Net Asset Value(1)                    -46.28%      -56.80%      -23.44%
   With CDSC(3)                          -48.96       -58.96       -25.61
--------------------------------------------------------------------------------

   Class C (Inception 10/29/99)
   Net Asset Value(1)                    -46.28%      -56.82%      -23.44%
   With MSC and CDSC(3)                  -47.36       -57.67       -23.97
--------------------------------------------------------------------------------

   Class Y (Inception 10/29/99)
   Net Asset Value(1)                    -46.18%      -56.53%      -22.92%
--------------------------------------------------------------------------------
                                                                    Since Fund's  Since Fund's
                                                                     Class A     Class B, C & Y
 Comparative Performance                     Six Months   1 Year    Inception      Inception
   Russell 2000 Index(4)                       -12.96%    -15.33%      2.15%           4.85%
   Morningstar Midcap Growth Funds Average(5)  -37.81     -38.46      10.91           -3.44
   Lipper Mid Cap Growth Funds Average(6)      -36.92     -37.79       8.23           -3.62

Portfolio as of March 31, 2001
------------------------------

                                            % of
Fund  Composition                        Net Assets
------------------------------------------------------
    Common Stocks                          93.9
------------------------------------------------------
    Short Term Investments and Other        6.1


                                            % of
 Ten Largest Holdings                    Net Assets
------------------------------------------------------
    Tweeter Home Entertainment Group, Inc.  4.3
------------------------------------------------------
    Rare Hospitality International, Inc.    3.3
------------------------------------------------------
    Applebee's International, Inc.          3.2
------------------------------------------------------
    Jones Apparel Group, Inc.               3.2
------------------------------------------------------
    Reebok International, Ltd.              3.0
------------------------------------------------------
    Radian Group, Inc.                      2.8
------------------------------------------------------
    Hot Topic, Inc.                         2.7
------------------------------------------------------
    Krispy Kreme Doughnuts, Inc.            2.7
------------------------------------------------------
    Pulte Corp.                             2.7
------------------------------------------------------
    Centex Corp.                            2.6
------------------------------------------------------

                                           % of
 Five Largest Industries                 Net Assets
------------------------------------------------------
    Homebuilding                           14.2
------------------------------------------------------
    Retail-Specialty Apparel               12.2
------------------------------------------------------
    Restaurants                            11.9
------------------------------------------------------
    Retail-Specialty                        7.9
------------------------------------------------------
    Health-Medical Products & Supplies      7.6

Portfolio holdings and asset allocations will vary.

Notes

The returns in the Average Annual Total Returns table represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4 of the financial statements.) Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

     1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.
     2 With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. The performance shown reflects current sales charges and expenses.
     3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With MSCand CDSC performance for Class C shares assumes a 1.00% sales charge and a 1.00% CDSC on redemptions within the first year of purchase. Class C share accounts established prior to December 1, 2000 are not subject to the additional 1.00% sales charge.
     4 Russell 2000 Index is an unmanaged index of 2000 smaller U.S. companies. You may not invest directly in an index.
     5 Morningstar Midcap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B, C and Y shares are calculated from 11/1/99.
     6 Lipper Mid Cap Growth Funds Average is the average peformance without sales charges of all mutual funds with a similar investment style or objective as calculated by Lipper Inc.

KOBRICK GROWTH FUND

Portfolio Profile
-------------------------------------------------------------------------------

Objective: Seeks long-term growth of capital
--------------------------------------------------------------------------------

Strategy: Invests primarily in equity securities of companies with large capitalizations that the adviser believes have better than average long-term growth potential
--------------------------------------------------------------------------------

Inception Date: September 1, 1998
--------------------------------------------------------------------------------

Manager:  Frederick R. Kobrick
--------------------------------------------------------------------------------

Symbols:
Class A          KFGRX
Class B          KFGBX
Class C          pending
Class Y          pending
--------------------------------------------------------------------------------

Net Asset Value Per Share:
(March 31, 2001)
Class A          $14.54
Class B           14.39
Class C           14.40
Class Y           14.61
--------------------------------------------------------------------------------

Portfolio Manager Discussion
----------------------------

Effective May 1, 2001, Fred Kobrick is the manager of the Fund. The commentary below from Mr. Kobrick relates to the six-month period ended March 31, 2001 and his outlook.

Q. How did Kobrick Growth Fund perform during the six months ended
March 31, 2001?

For the first half of fiscal 2001, Class A shares of Kobrick Growth Fund had a total return of -27.77% at net asset value. For the same period, the Fund's benchmark, the Standard & Poor's 500 Index, had a return of -18.75%.

This has been a period of extreme volatility, during which economic growth slowed dramatically and even leading companies announced earnings that fell below estimates. The Fund is composed primarily of large-cap stocks, many of which were able to meet their earnings targets even in a slowing economy. These included leading providers of such basics as healthcare and financial services, as well as grocery and drug store retailers. Unfortunately, price weakness spread to all areas of the market - the strong as well the weak - and our selection process was not able to protect the Fund's net asset value as much as we had hoped.

The Fund's high turnover is in part due to the market's extreme volatility. Additionally, the turnover reflects our investment approach, which emphasizes valuation as well as growth. The Fund traded individual stocks frequently based upon both tax considerations and perceived opportunities.

Q. If you had the first half of the fiscal year to do over again, what would you do differently?

Aside from perhaps being more defensive than we were, there's not a lot we would do differently. The Fund had relatively little exposure to the highest priced growth stocks when they came crashing down. We try to avoid high-priced stocks even if there is strong market momentum behind them, searching instead for issues that appear to be undervalued.

Currently, Kobrick Growth Fund is fully invested in large-cap stocks of companies that seem to be reasonably valued and likely to maintain a healthy growth rate, even in a slower economy. Although the portfolio includes some carefully selected technology and communications companies, it also features companies in a variety of industries, including healthcare, financial and retailers.

Q. Why is value so important in a growth fund?

Value is one of many important factors we consider. Most growth managers look primarily at growth prospects, and the majority of value investors concentrate on stocks that appear to be bargains. They may determine value based on such financial measures as price-to-earnings or price-to-book value. What helps to set us apart is our emphasis on all of these factors.

Before a stock finds its way into our Fund's portfolio, it must undergo a thorough screening process. A valuation screen is one of the first tests, designed to satisfy us that the intrinsic value of each candidate fairly reflects the quality of the company's management team and its fundamental outlook. Finalists must have a reasonable prospective growth rate so many stocks that look like bargains don't make the cut.

Q. What's your current outlook for the economy and the stock market?

Tension in the Middle East and other parts of the world continues to be a source of concern, as is the looming energy crisis. However, inflation remains relatively low and the Federal Reserve Board's policy has been stimulative. Meanwhile, the market slide had reduced the stock price of many promising companies to low levels. Our policy is to focus on individual stocks of companies we believe are well managed, with strong growth prospects. No matter what the market does, we believe we will be able to provide good results for Kobrick Growth Fund shareholders over the long term.

KOBRICK GROWTH FUND



Investment Results through March 31, 2001
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Kobrick Growth Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the differences between the two. The Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. The Fund's benchmark is the S&P 500 Index.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

Date            NAV           MSC           S&P 500
         9/1/98         10000          9425         10000
        9/30/98         10320          9727         10641
       10/31/98         11130         10490         11506
       11/30/98         12100         11404         12203
       12/31/98         13762         12971         12906
        1/31/99         15763         14856         13446
        2/28/99         14572         13735         13028
        3/31/99         15473         14583         13549
        4/30/99         15713         14809         14073
        5/31/99         14742         13895         13741
        6/30/99         15463         14574         14504
        7/31/99         15153         14281         14051
        8/31/99         14983         14121         13981
        9/30/99         15413         14527         13598
       10/31/99         16213         15281         14458
       11/30/99         17773         16751         14752
       12/31/99         21274         20051         15621
        1/31/00         20284         19118         14837
        2/29/00         22544         21248         14556
        3/31/00         24075         22691         15980
        4/30/00         21584         20343         15499
        5/31/00         20674         19485         15181
        6/30/00         21444         20211         15555
        7/31/00         20874         19674         15312
        8/31/00         22925         21606         16263
        9/30/00         21674         20428         15404
       10/31/00         20744         19551         15339
       11/30/00         18544         17477         14131
       12/31/00         19316         18206         14200
        1/31/01         19898         18754         14704
        2/28/01         17604         16592         13363
        3/31/01         15656         14755         12517



                               [GRAPHIC OMITTED]

The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.


                                 Average Annual Total Returns -- March 31, 2001
--------------------------------------------------------------------------------
                                                                     Since
                                        Six Months    1 Year       Inception
   Class A (Inception 9/1/98)
   Net Asset Value(1)                    -27.77%      -34.97%       18.97%
   With Maximum Sales Charge(2)          -31.92       -38.71        16.27
--------------------------------------------------------------------------------

   Class B (Inception 10/29/99)
   Net Asset Value(1)                    -28.01%      -35.44%       -3.10%
   With CDSC(3)                          -31.35       -38.44        -5.64
--------------------------------------------------------------------------------

   Class C (Inception 10/29/99)
   Net Asset Value(1)                    -27.99%      -35.42%       -3.05%
   With MSCand CDSC(3)                   -29.38       -36.66        -3.72
--------------------------------------------------------------------------------

   Class Y (Inception 10/29/99)
   Net Asset Value(1)                    -27.64%      -34.73%       -2.12%
--------------------------------------------------------------------------------

                                                                   Since Fund's     Since Fund's
                                                                     Class A      Class B, C & Y
 Comparative Performance                     Six Months   1 Year    Inception       Inception
   S&P 500 Index(4)                           -18.75%    -21.68%      9.07%           -9.65%
   Morningstar Large Blend Funds Average(5)   -20.13     -22.28       8.04            -8.61
   Lipper Multi-Cap Core Funds Average(6)     -18.75     -20.37      11.75            -2.71

Portfolio as of March 31, 2001
------------------------------

                                            % of
Fund Composition                         Net Assets
--------------------------------------------------------------
    Common Stocks                           94.6
--------------------------------------------------------------
    Short Term Investments and Other         5.4

                                            % of
Ten Largest Holdings                       Net Assets
--------------------------------------------------------------
    Tyco International, Ltd.                 7.3
--------------------------------------------------------------
    Cablevision Systems Corp.                4.5
--------------------------------------------------------------
    Freddie Mac                              4.0
--------------------------------------------------------------
    Philip Morris Companies, Inc.            3.8
--------------------------------------------------------------
    Comerica, Inc.                           3.3
--------------------------------------------------------------
    Exelon Corp.                             3.3
--------------------------------------------------------------
    American Home Products Corp.             3.3
--------------------------------------------------------------
    Becton, Dickinson & Co.                  3.1
--------------------------------------------------------------
    Adelphia Communications Corp.            3.0
--------------------------------------------------------------
    Johnson & Johnson, Inc.                  2.8


                                           % of
 Five Largest Industries                 Net Assets
--------------------------------------------------------------
    Broadcast Media                         12.9
--------------------------------------------------------------
    Financial-Diversified                   8.2
--------------------------------------------------------------
    Manufacturer-Diversified                8.0
--------------------------------------------------------------
    Heathcare-Medical Products & Supplies   7.9
--------------------------------------------------------------
    Electric Companies                      6.5

Portfolio holdings and asset allocations will vary.

Notes

The returns in the Average Annual Total Returns table represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4 of the financial statements.) Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.
     1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.
     2 With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. The performance shown reflects current sales charges and expenses.
     3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With MSCand CDSC performance for Class C shares assumes a 1.00% sales charge and a 1.00% CDSC on redemptions within the first year of purchase. Class C share accounts established prior to December 1, 2000 are not subject to the additional 1.00% sales charge.
     4 Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is an unmanaged index of U.S. common stock performance. You may not invest directly in an index. Since inception return is calculated from 8/31/98 for Class A shares.
     5 Morningstar Large Blend Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception return is calculated from 8/31/98 for Class A shares and from 11/1/99 for Class B, C and Y shares.
     6 Lipper Multi-Cap Core Funds Average is the average performance without sales charges of all mutual funds with a similar investment style or objective as calculated by Lipper Inc. Since inception return is calculated from 8/31/98 for Class A shares.

                                   FINANCIAL
                                   STATEMENTS

KOBRICK CAPITAL FUND-- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2001
(Unaudited)
Investments -- 98.9% of Total Net Assets

Description                                 Shares    Value (a)
--------------------------------------------------------------------
COMMON STOCKS -- 93.1% of Total Net Assets
Banks-Major Regional -- 1.1%

Washington Mutual, Inc. .................  21,500    $ 1,177,125
                                                      ----------

Chemicals -- 3.8%

Air Products & Chemicals, Inc. ..........  43,900      1,685,760
Praxair, Inc. ...........................  30,300      1,352,895
Rohm & Haas Co. .........................  34,600      1,066,026
                                                      ----------
                                                       4,104,681
                                                      ----------

Chemicals-Diversified -- 1.5%
Olin Corp. ..............................  81,000      1,651,590
                                                      ----------

Chemicals-Specialty -- 4.6%
Ecolab, Inc. ............................  42,600      1,807,092
Sigma-Aldrich Corp. .....................  66,100      3,164,537
                                                      ----------
                                                       4,971,629
                                                      ----------

Computers-Software & Services -- 1.1%
EarthLink, Inc. (c) .....................  94,900      1,150,663
                                                      ----------

Consumer Finance -- 7.8%
American Express Co. ....................  28,000      1,156,400
Countrywide Credit Industries, Inc. .....  72,100      3,558,135
Radian Group, Inc. ......................  53,300      3,611,075
                                                      ----------
                                                       8,325,610
                                                      ----------

Electric Companies -- 4.4%
Calpine Corp. (c) .......................  42,300      2,329,461
Constellation Energy Group ..............  54,700      2,412,270
                                                      ----------
                                                       4,741,731
                                                      ----------

Footwear -- 4.0%
Reebok International, Ltd. (c) .......... 129,200      3,211,912
Skechers U.S.A., Inc. (c) ...............  46,400      1,113,600
                                                      ----------
                                                       4,325,512
                                                      ----------

Gaming & Lottery -- 2.1%
Harrahs Entertainment, Inc. (c) .........  74,500      2,192,535
                                                      ----------

Healthcare-Drugs Generic -- 1.5%
King Pharmaceuticals, Inc. (c) ..........  40,200      1,638,150
                                                      ----------

Healthcare-Drugs Major -- 1.6%
Biovail Corp. (c) .......................  47,800      1,727,014
                                                      ----------

Healthcare-Medical Products & Supplies-- 9.3%
Beckman Coulter, Inc. ...................  44,800    $ 1,751,232
Becton, Dickinson & Co. .................  83,400      2,945,688
DENTSPLY International, Inc. ............  36,800      1,343,200
Henry Schein, Inc. (c) ..................  40,800      1,499,400
Patterson Dental Co. (c) ................  26,600        817,950
St. Jude Medical, Inc. ..................  30,500      1,642,425
                                                      ----------
                                                       9,999,895
                                                      ----------

Homebuilding -- 9.7%
Centex Corp. ............................  67,500      2,811,375
D.R. Horton, Inc. ....................... 106,700      2,256,705
Lennar Corp. ............................  41,500      1,654,190
M.D.C. Holdings, Inc. ...................  27,000      1,062,450
Pulte Corp. .............................  38,100      1,539,621
Toll Brothers, Inc. (c) .................  27,900      1,074,150
                                                      ----------
                                                      10,398,491
                                                      ----------

Leisure Time Products -- 1.5%
Mattel, Inc. ............................  90,000      1,596,600
                                                      ----------

Lodging-Hotels -- 1.1%
Carnival Corp. ..........................  43,700      1,209,179
                                                      ----------

Power Producers -- 1.8%
NRG Energy, Inc. (c) ....................  53,100      1,932,840
                                                      ----------

Publishing -- 0.8%
Houghton Mifflin Co. ....................  17,900        823,579
                                                      ----------

Restaurants -- 8.0%
Applebee's International, Inc. ..........  65,700      2,344,669
Krispy Kreme Doughnuts, Inc. (c) ........  21,200        763,200
Rare Hospitality International, Inc. (c)   91,100      2,266,112
Ruby Tuesday, Inc. ......................  56,200      1,102,082
Tricon Global Restaurants, Inc. (c) .....  56,100      2,142,459
                                                      ----------
                                                       8,618,522
                                                      ----------

Retail-Specialty -- 4.5%
Bed Bath & Beyond, Inc. (c) .............  65,700      1,613,756
Tweeter Home Entertainment
  Group, Inc. (c) ....................... 109,000      2,118,688
Williams-Sonoma, Inc. (c) ...............  39,200      1,029,000
                                                      ----------
                                                       4,761,444
                                                      ----------

Retail-Specialty Apparel -- 10.7%
Abercrombie & Fitch Co. (c) .............  47,700      1,559,790
American Eagle Outfitters, Inc. (c) .....  76,200      2,190,750
AnnTaylor Stores Corp. (c) ..............  58,500      1,553,175
Hot Topic, Inc. (c) (d) .................  81,000      2,268,000

                See accompanying notes to financial statements.

Investments as of March 31, 2001
(Unaudited)
Investments -- continued



Description                                 Shares    Value (a)
--------------------------------------------------------------------------------
Retail-Specialty Apparel -- continued

Pacific Sunwear of California, Inc. (c) .  20,200    $   555,500
Ross Stores, Inc. .......................  89,100      1,670,625
TJX Companies, Inc. .....................  52,700      1,686,400
                                                      ----------
                                                      11,484,240
                                                      ----------

Savings & Loan -- 3.2%
Golden State Bancorp, Inc. ..............  79,900      2,227,612
Golden West Financial Corp. .............  19,200      1,246,080
                                                      ----------
                                                       3,473,692
                                                      ----------

Semiconductor-Electronics -- 0.2%
Agere Systems, Inc. (c) .................  30,400        187,872
                                                      ----------

Services-Commercial & Consumer -- 3.5%
Cendant Corp. (c) ....................... 253,400      3,697,106
                                                      ----------

Textiles-Apparel -- 5.3%
Jones Apparel Group, Inc. (c) ........... 101,300      3,829,140
Tommy Hilfiger Corp. (c) ................ 143,300      1,841,405
                                                      ----------
                                                       5,670,545
                                                      ----------

Total Common Stock
   (Identified Cost $99,924,621) ........             99,860,245
                                                      ----------



                                                        Principal
Description                                              Amount       Value (a)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 5.8%
   Repurchase Agreement with State Street Bank & Trust
   Co. dated 3/30/2001 at 3.75% to be repurchased at
   $6,222,944 on 4/02/2001, collateralized by
   $5,510,000 U.S. Treasury Bond 6.750% due
   8/15/2026 with a value of $6,347,961 ............. $6,221,000   $  6,221,000
                                                                    -----------
Total Short Term Investment
   (Identified Cost $6,221,000) .....................                 6,221,000
                                                                   ------------
Total Investments -- 98.9%
   (Identified Cost $106,145,621) (b) ...............               106,081,245
Other assets less liabilities .......................                 1,208,866
                                                                   ------------
Total Net Assets-- 100% .............................              $107,290,111
                                                                   ============

(a)  See Note 2 of Notes to Financial Statements.
(b)  Federal Tax Information:  At March 31, 2001
     the net unrealized depreciation on investments
     based on  cost of $106,145,621 for federal
     income tax purposes was as follows:
     Aggregate gross unrealized appreciation
       for all investments in which there is an
       excess of value over tax cost ..................             $ 2,819,830
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value ................................              (2,884,206)
                                                                    ------------
     Net unrealized depreciation ......................             $   (64,376)
                                                                    ============
(c) Non-income producing security.
(d) All or a portion of this security was on loan to brokers at March 31, 2001.

                See accompanying notes to financial statements.

KOBRICK EMERGING GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2001
(Unaudited)
Investments -- 103.8% of Total Net Assets

Description                                Shares      Value (a)
--------------------------------------------------------------------
COMMON STOCK -- 93.9% of Total Net Assets
Aluminum -- 1.2%
Century Aluminum Co. ....................  41,500    $   664,000
                                                      ----------

Broadcast Media -- 2.2%
Radio One, Inc (c). .....................  71,300      1,252,206
                                                      ----------

Chemicals -- 3.9%
Airgas, Inc. (c) ........................ 179,000      1,410,520
Rohm & Haas Co. .........................  27,400        844,194
                                                       2,254,714
                                                      ----------

Chemicals-Diversified -- 1.5%
Olin Corp. ..............................  43,200        880,848
                                                      ----------

Chemicals-Specialty -- 2.4%
Sigma-Aldrich Corp. .....................  28,800      1,378,800
                                                      ----------

Computers-Software & Services -- 1.6%
Earthlink, Inc. (c) .....................  76,000        921,500
                                                      ----------

Consumer Finance -- 2.8%
Radian Group, Inc. ......................  24,000      1,626,000
                                                      ----------

Consumer-Jewelry/Novelty/Gifts -- 1.5%
Oakley, Inc. (c) ........................  47,500        844,075
                                                      ----------

Containers & Packaging -- 0.7%
Ivex Packaging (c) ......................  27,300        375,375
                                                      ----------

Footwear -- 4.5%
Reebok International, Ltd. (c) ..........  69,100      1,717,826
Skechers USA, Inc. (c) ..................  37,000        888,000
                                                      ----------
                                                      2,605,826
                                                      ----------

Gaming & Lottery -- 3.0%
Argosy Gaming Corp. (c) .................  21,400        558,540
Harrahs Entertainment, Inc. (c) .........  39,600      1,165,428
                                                      ----------
                                                       1,723,968
                                                      ----------

Healthcare-Drugs -- 2.1%
Priority Healthcare Corp. (c) ...........  31,700      1,196,675
                                                      ----------

Healthcare-Medical Products & Supplies-- 7.6%
Beckman Coulter, Inc. ...................  32,400    $ 1,266,516
Cooper Companies. .......................  12,500        591,875
DENTSPLY International, Inc. ............  11,900        434,350
Henry Schein, Inc. (c) ..................  21,800        801,150
Patterson Dental Co. (c) ................  14,200        436,650
Sola International, Inc. (c) ............  46,000        414,460
St. Jude Medical, Inc. (c) ..............   8,000        430,800
                                                      ----------
                                                       4,375,801
                                                      ----------

Homebuilding -- 14.2%
Centex Corp. ............................  35,900      1,495,235
D.R. Horton, Inc. .......................  57,100      1,207,665
Lennar Corp. ............................  37,500      1,494,750
M.D.C. Holdings, Inc. ...................  32,100      1,263,135
Pulte Corp. .............................  38,600      1,559,826
Toll Brothers, Inc. (c) .................  29,800      1,147,300
                                                       ---------
                                                       8,167,911
                                                      ----------

Household Furniture & Appliances -- 1.0%
Ethan Allen Interiors, Inc. .............  16,800        567,504
                                                      ----------

Oil & Gas-Exploration & Production -- 1.6%
Spinnaker Exploration Co. (c) ...........  21,000        917,700
                                                      ----------
Publishing -- 1.0%
Houghton Mifflin Co. ....................  12,700        584,327
                                                      ----------

Restaurants -- 11.9%
Applebee's International, Inc. ..........  51,900      1,852,181
Krispy Kreme Doughnuts, Inc. (c) (d) ....  43,400      1,562,400
Rare Hospitality International, Inc. (c)   76,000      1,890,500
Ruby Tuesday, Inc. ......................  76,200      1,494,282
                                                      ----------
                                                       6,799,363
                                                      ----------

Retail-Specialty -- 6.5%
Tweeter Home Entertainment
 Group, Inc. (c) ........................ 125,400      2,437,463
Williams-Sonoma, Inc. (c) ...............  48,400      1,270,500
                                                      ----------
                                                       3,707,963
                                                      ----------

Retail-Specialty Apparel -- 12.2%
American Eagle Outfitters, Inc. (c) .....  40,400      1,161,500
AnnTaylor.Stores Corp. (c) ..............  41,600      1,104,480
Chico's FAS (c) (d) .....................  44,100      1,447,031
Hot Topic, Inc. (c) (d) .................  56,200      1,573,600
Pacific Sunwear of California, Inc. (c) .  29,800        819,500
Ross Stores, Inc. .......................  47,600        892,500
                                                      ----------
                                                       6,998,611
                                                     ----------

                 See accompanying notes to financial statements.

Investments as of March 31, 2001
(Unaudited)
Investments -- continued



Description                                 Shares       Value (a)
-----------------------------------------------------------------------
Savings & Loan -- 3.3%
Downey Financial .......................   16,000    $  724,800
Golden State Bancorp, Inc. .............   42,800     1,193,264
                                                     ----------
                                                      1,918,064
                                                     ----------
Textiles-Apparel -- 5.5%
Jones Apparel Group, Inc. (c) ..........   48,600      1,837,080
Tommy Hilfiger Corp. (c) ...............  102,500      1,317,125
                                                     -----------
                                                       3,154,205
                                                     -----------
Truckers -- 1.7%
Forward Air Corp. (c) ..................   30,400        993,700
                                                     -----------

Total Common Stock
   (Identified Cost $54,171,301) .......             $53,909,136
                                                     -----------


                                                        Principal
Description                                              Amount        Value (a)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 9.9%

Repurchase Agreement with State Street Bank & Trust Co.
   dated 3/30/2001 at 3.75% to be repurchased at
   $5,678,774 on 4/02/2001, collateralized by
   $5,445,000 U.S. Treasury Note, 5.875%,
   due 11/15/2004 with a value of $5,790,605 ......... $5,677,000   $ 5,677,000
                                                                     ----------

Total Short Term Investment
   (Identified Cost $5,677,000) .................................     5,677,000
                                                                     ----------

Total Investments -- 103.8%
   (Identified Cost $59,848,301) (b) ............................    59,586,136
Other assets less liabilities ...................................    (2,197,868)
                                                                     -----------

Total Net Assets -- 100.0% ......................................   $57,388,268
                                                                    ===========

(a)  See Note 2 of Notes to Financial Statements.
(b)  Federal Tax Information:  At March 31, 2001 the net unrealized depreciation on investments based on cost of $59,848,301 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost .......    $1,437,716
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of value over tax cost .......    (1,699,881)
                                                                     ----------
     Net unrealized depreciation ................................   $  (262,165)
                                                                     ==========
(c)  Non-income producing security.
(d)  All or a portion of this security was on loan to brokers at March 31, 2001.

                See accompanying notes to financial statements.

KOBRICK GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2001
(Unaudited)
Investments -- 97.9% of Total Net Assets

Description                                 Shares    Value (a)
--------------------------------------------------------------------
COMMON STOCK -- 94.6% of Total Net Assets
Banks-Major Regional -- 3.3%
Comerica, Inc. ..........................  40,000    $ 2,460,000
                                                      ----------

Beverages-Alcoholic -- 1.0%
Anheuser-Busch Companies, Inc. ..........  16,700        767,031
                                                      ----------

Broadcast Media -- 12.9%
Adelphia Communications Corp. (d) .......  54,600      2,211,300
Cablevision Systems Corp. (c) ...........  48,100      3,384,316
Cablevision Systems, Corp. -
  Rainbow Media Group (c) ...............  24,050        625,300
Clear Channel Communications, Inc. (c) ..  30,700      1,671,615
Comcast Corp. (c) .......................  41,800      1,752,987
                                                      ----------
                                                       9,645,518
                                                      ----------


Computer Networking -- 0.6%
Cisco Systems, Inc. (c) .................  28,200        445,913
                                                      ----------

Computer Software & Services -- 2.3%
Oracle Corp. (c) ........................  63,300        948,234
Siebel Systems, Inc. (c) ................  28,200        767,040
                                                      ----------
                                                       1,715,274
                                                      ----------

Consumer Products -- 3.8%
Philip Morris Companies, Inc. ...........  59,700      2,832,765
                                                      ----------

Electric Companies -- 6.5%
Calpine Corp. (c) .......................  28,800      1,586,016
Duke Power Co. ..........................  18,800        803,512
Exelon Corp. ............................  37,400      2,453,440
                                                      ----------
                                                       4,842,968
                                                      ----------

Electrical Equipment -- 3.0%
Flextronics International, Ltd. (c) .....  85,100      1,276,500
Symbol Technologies, Inc. ...............  27,300        952,770
                                                      ----------
                                                       2,229,270
                                                      ----------

Entertainment -- 2.7%
AOL Time Warner, Inc. (c) ...............  19,800        794,970
Six Flags, Inc. (c) .....................  62,000      1,199,700
                                                      ----------
                                                       1,994,670
                                                      ----------

Financial-Diversified -- 8.2%
Freddie Mac .............................  46,200      2,995,146
John Hancock Financial Services, Inc. ...  48,700      1,872,515
USA Education, Inc. .....................  18,000      1,307,700
                                                      ----------
                                                       6,175,361
                                                      ----------

Healthcare-Diversified -- 5.4%
American Home Products Corp. ............  41,600    $ 2,444,000
Bristol-Myers Squibb Co. (c) ............  27,300      1,621,620
                                                      ----------
                                                       4,065,620
                                                      ----------

Healthcare-Drugs Major -- 1.7%
Elan Corp., PLC (ADR) (c) (d) ...........  24,200      1,264,450
                                                      ----------

Healthcare-Medical Products & Supplies-- 7.9%
Baxter International, Inc. ..............  16,300      1,534,482
Becton, Dickinson & Co. .................  66,100      2,334,652
Johnson & Johnson, Inc. .................  23,800      2,081,786
                                                      ----------
                                                       5,950,920
                                                      ----------

Healthcare-Specialized Services -- 1.6%
Cardinal Health, Inc. ...................  12,100      1,170,675
                                                      ----------

Insurance -- 1.6%
AFLAC, Inc. .............................  43,600      1,200,744
                                                      ----------

Manufacturer-Diversified -- 8.0%
Tyco International, Ltd. ................ 125,700      5,434,011
Tycom, Ltd.(c) ..........................  41,100        540,465
                                                      ----------
                                                       5,974,476
                                                      ----------

Natural Gas -- 1.7%
El Paso Corp. ...........................  19,100      1,247,230
                                                      ----------

Oil & Gas-Drilling & Equipment -- 1.0%
Global Marine, Inc. (c) .................  28,800        737,280
                                                      ----------


Oil & Gas-Exploration & Production -- 4.5%
Anadarko Petroleum Corp. ................  30,300      1,902,234
Chevron Corp. ...........................  16,400      1,439,920
                                                      ----------
                                                       3,342,154
                                                      ----------

Retail-Food Chains -- 2.2%
Kroger Co. (c) ..........................  64,200      1,655,718
                                                      ----------

Retail-General Merchandise -- 1.0%
Target Corp. (c) ........................  21,400        772,112
                                                      ----------

Retail-Specialty -- 3.0%
CVS Corp. ...............................  13,500        789,615
Lowe's Co., Inc. ........................  25,200      1,472,940
                                                      ----------
                                                       2,262,555
                                                      ----------

                 See accompanying notes to financial statements.

Investments as of March 31, 2001
(Unaudited)
Investments -- continued

Description                                 Shares    Value (a)
-------------------------------------------------------------------
Retail-Specialty Apparel -- 2.0%
TJX Companies, Inc. ...................... 46,300    $ 1,481,600
                                                      ----------

Semiconductor-Electronics -- 1.5%
Intel Corp. .............................. 44,200      1,163,013
                                                      ----------
Telephone -- 1.3%
CTC Communications Group, Inc. (c) ....... 46,250        291,953
McLeodUSA, Inc. (c) ...................... 75,600        656,775
                                                      ----------
                                                         948,728
                                                      ----------

Telecommunications-Cellular -- 3.1%
Nextel Communications, Inc. (c) .......... 94,900      1,364,187
Sprint Corp. (PCS Group) (c) (d) ......... 49,100        932,900
                                                      ----------
                                                       2,297,087
                                                      ----------

Telecommunications-Long Distance -- 2.8%
AT&T Corp. ............................... 32,900        700,770
WorldCom, Inc. (c) (d) ................... 76,600      1,431,463
                                                      ----------
                                                       2,132,233
                                                      ----------

Total Common Stock
(Identified Cost $74,604,677) ............            70,775,365
                                                      ----------

                                                        Principal
 Description                                             Amount        Value (a)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 3.3%

Repurchase Agreement with State Street Bank & Trust Co.
   dated 3/30/2001 at 3.75% to be repurchased at
   $2,466,771 on 4/02/2001, collateralized by
   $2,445,000 U.S. Treasury Note 6.250%,
   due 1/31/2002 with a value of $2,519,444 .......  $ 2,466,000    $ 2,466,000
                                                                    -----------

Total Short Term Investment
   (Identified Cost $2,466,000) ...................................   2,466,000
                                                                     ----------

Total Investments -- 97.9%
   (Identified Cost $77,070,677) (b) ..............................  73,241,365
Other assets less liabilities .....................................   1,554,816
                                                                     ----------

Total Net Assets-- 100.0% ......................................... $74,796,181
                                                                    ===========

(a)  See Note 2 of Notes to Financial Statements.
(b)  Federal Tax Information:  At March 31, 2001 the net unrealized depreciation on investments based on cost of $77,070,677 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $3,103,996
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .........  (6,933,308)
                                                                    -----------
     Net unrealized depreciation .................................. $(3,829,312)
                                                                    ===========
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at March 31, 2001. ADR An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES
March 31, 2001
(Unaudited)

                                                                                      Kobrick            Kobrick           Kobrick
                                                                                      Capital         Emerging Growth      Growth
                                                                                        Fund             Fund                Fund
                                                                                   --------------     ------------      ------------
ASSETS
   Investments, at value
     Securities (cost $99,924,621, $54,171,301 and $74,604,677, respectively) ....   $  99,860,245    $  53,909,136    $ 70,775,365
     Repurchase Agreements .......................................................       6,221,000        5,677,000       2,466,000
   Cash ..........................................................................             511              800             165
   Investments held as collateral for loaned securities ..........................       1,901,025        2,608,880       3,944,030
   Dividends and interest receivable .............................................          20,486            4,258          73,891
   Receivable for securities sold ................................................      31,949,612       11,657,799       2,769,976
   Receivable for Fund shares sold ...............................................         191,348           81,873         190,935
   Receivable from investment adviser ............................................         195,934          108,443              --
   Deferred organizational costs .................................................          13,535           13,531              --
                                                                                     -------------    -------------    ------------
     TOTAL ASSETS ................................................................     140,353,696       74,061,720      80,220,362
LIABILITIES
     Payable for securities purchased ............................................      30,816,534       13,755,701       1,125,905
     Collateral on securities loaned, at value ...................................       1,901,025        2,608,880       3,944,030
     Payable for Fund shares redeemed ............................................         235,759          229,106         272,637
     Investment advisory fee payable .............................................            --               --             7,373
     Deferred Trustees' fees .....................................................           9,614            5,354           5,782
     Accounts payable and accrued expenses .......................................         100,653           74,411          68,454
                                                                                     -------------    -------------    ------------
       TOTAL LIABILITIES .........................................................      33,063,585       16,673,452       5,424,181
                                                                                     -------------    -------------    ------------
NET ASSETS .......................................................................   $ 107,290,111    $  57,388,268    $ 74,796,181
                                                                                     =============    =============    ============
NET ASSETS CONSIST OF:
     Paid in capital .............................................................   $ 254,195,484    $ 112,997,906    $ 97,449,549
     Undistributed net investment income (loss) ..................................        (670,541)        (430,097)       (238,314)
     Accumulated net realized gain (loss) on investments .........................    (146,170,456)     (54,917,376)    (18,585,742)
     Net unrealized appreciation (depreciation) of investments ...................         (64,376)        (262,165)     (3,829,312)
                                                                                     -------------    -------------    ------------
NET ASSETS .......................................................................   $ 107,290,111    $  57,388,268    $ 74,796,181
                                                                                     =============    =============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
     Net assets ..................................................................   $  58,077,087    $  31,479,033    $ 37,338,710
                                                                                     =============    =============    ============
     Shares of beneficial interest ...............................................       6,219,410        3,004,172       2,567,204
                                                                                     =============    =============    ============
     Net asset value and redemption price per share ..............................           $9.34           $10.48          $14.54
                                                                                             =====           ======          ======
     Offering price per share (100 / 94.25 of net asset value, based on single purchases of less than $50,000; reduced sales charges
     apply for purchases in excess of this amount) ...............................           $9.91           $11.12          $15.43
                                                                                             =====           ======          ======
   Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets ..................................................................   $  40,638,045    $  21,274,618    $ 30,286,025
                                                                                     =============    =============    ============
     Shares of beneficial interest ...............................................       4,394,676        2,047,962       2,104,291
                                                                                     =============    =============    ============
     Net asset value and offering price per share ................................           $9.25           $10.39          $14.39
                                                                                             =====           ======          ======

   Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets ..................................................................   $   7,268,891    $   4,568,399    $  5,501,299
                                                                                     =============    =============    ============
     Shares of beneficial interest ...............................................         786,014          439,896         382,151
                                                                                     =============    =============    ============
     Net asset value per share ...................................................           $9.25           $10.39          $14.40
                                                                                             =====           ======          ======
     Offering price per share (100 / 99.00 of net asset value) ...................           $9.34           $10.49          $14.55
                                                                                             =====           ======          ======

   Class Y shares:
     Net assets ..................................................................   $   1,306,088    $      66,218    $  1,670,147
                                                                                     =============    =============    ============
     Shares of beneficial interest ...............................................         139,381            6,310         114,336
                                                                                     =============    =============    ============
     Net asset value, offering and redemption price per share ....................           $9.37           $10.49          $14.61
                                                                                             =====           ======          ======

                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2001
(Unaudited)

                                                                                   Kobrick         Kobrick          Kobrick
                                                                                   Capital       Emerging Growth    Growth
                                                                                    Fund             Fund            Fund
                                                                                 -------------    ------------    ------------
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $800, $0, and $0,
    respectively) ............................................................   $     404,951    $     63,044    $    451,610
  Interest ...................................................................         536,160         306,331         116,602
  Securities lending income ..................................................         134,156         134,856          33,143
                                                                                 -------------    ------------    ------------
                                                                                     1,075,267         504,231         601,355
  Expenses
    Investment advisory fees .................................................       1,007,265         542,027         610,557
    Service fees - Class A ...................................................         151,804          87,912          99,868
    Service and distribution fees - Class  B .................................         305,685         147,399         171,767
    Service and distribution fees - Class C ..................................          55,977          33,754          30,849
    Trustees' fees and expenses ..............................................          25,900          14,536          16,047
    Accounting and administrative fees .......................................          60,895          38,962          41,384
    Custodian fees ...........................................................          52,218          41,878          46,129
    Transfer agent fees - Class A, Class B, Class C ..........................         290,247         155,044         143,643
    Transfer agent fees - Class Y ............................................           3,839             923             847
    Audit and tax services ...................................................          11,729          13,233          13,127
    Legal fees ...............................................................          19,208          10,562          11,931
    Printing .................................................................          35,235          24,600          13,272
    Registration fees ........................................................         122,163          73,700          56,056
    Amortization of organizational costs .....................................           4,767           4,768              --
    Other ....................................................................           7,075           4,736           4,260
                                                                                 -------------    ------------    ------------
  Total expenses before reductions ...........................................       2,154,007       1,194,034       1,259,737
                                                                                 -------------    ------------    ------------
    Less fees waived/deferred by investment adviser ..........................        (381,459)       (247,437)       (255,113)
    Less other reductions ....................................................         (30,274)        (13,960)       (166,480)
                                                                                 -------------    ------------    ------------
  Net expenses ...............................................................       1,742,274         932,637         838,144
                                                                                 -------------    ------------    ------------
  Net investment income (loss) ...............................................        (667,007)       (428,406)       (236,789)
                                                                                 -------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on investments - net ..................................    (115,587,702)    (48,696,372)    (16,968,697)
  Change in unrealized appreciation (depreciation) of
    investments - net ........................................................     (30,779,378)    (20,363,693)    (16,682,992)
                                                                                 -------------    ------------    ------------
  Net realized and unrealized gain (loss) on investments .....................    (146,367,080)    (69,060,065)    (33,651,689)
                                                                                 -------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............   $(147,034,087)   $(69,488,471)   $(33,888,478)
                                                                                 =============    ============    ============

          See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                              Kobrick                          Kobrick                           Kobrick
                                              Capital                      Emerging Growth                       Growth
                                               Fund                             Fund                              Fund
                                      -----------------------------   ----------------------------    ------------------------------
                                       Six Months                       Six Months                     Six Months
                                         Ended                            Ended                          Ended
                                        March 31,      Year Ended       March 31,      Year Ended       March 31,       Year Ended
                                          2001        September 30,       2001        September 30,       2001        September 30,
                                       (Unaudited)         2000        (Unaudited)       2000          (Unaudited)         2000
                                      -------------   -------------   -------------  -------------    -------------   -------------
FROM OPERATIONS:
  Net investment income (loss) ....   $    (667,007)  $  (2,254,698)  $    (428,406) $  (1,173,122)   $    (236,789)  $    (811,344)
  Net realized gain (loss) on
    investments ...................    (115,587,702)    (30,206,023)    (48,696,372)    (5,944,321)     (16,968,697)      9,912,487
  Change in unrealized appreciation
    (depreciation) on investments .     (30,779,378)     25,849,085     (20,363,693)    15,361,939      (16,682,992)     11,832,995
                                      -------------   -------------   -------------  -------------    -------------   -------------
  Increase (decrease) in net assets
    resulting from operations .....    (147,034,087)     (6,611,636)    (69,488,471)     8,244,496      (33,888,478)     20,934,138
                                      -------------   -------------   -------------  -------------    -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized capital gains
     Class A ......................              --     (15,058,424)             --     (8,538,224)      (6,637,774)             --
     Class B ......................              --              --              --             --       (2,464,991)             --
     Class C ......................              --              --              --             --         (432,053)             --
     Class Y ......................              --              --              --             --         (106,463)             --
                                      -------------   -------------   -------------  -------------    -------------   -------------
                                                 --     (15,058,424)             --     (8,538,224)      (9,641,281)             --
                                      -------------   -------------   -------------  -------------    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE
  TRANSACTIONS ....................     (71,186,095)    244,301,318     (40,130,620)   115,126,397      (28,733,891)     79,298,613
                                      -------------   -------------   -------------  -------------    -------------   -------------
Total increase (decrease) in
  net assets ......................    (218,220,182)    222,631,258    (109,619,091)   114,832,669      (72,263,650)    100,232,751
                                      -------------   -------------   -------------  -------------    -------------   -------------

NET ASSETS
  Beginning of the period .........     325,510,293     102,879,035     167,007,359     52,174,690      147,059,831      46,827,080
                                      -------------   -------------   -------------  -------------    -------------   -------------
  End of the period ...............   $ 107,290,111   $ 325,510,293   $  57,388,268  $ 167,007,359    $  74,796,181   $ 147,059,831
                                      =============   =============   =============  =============    =============   =============

UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS) ...................   $    (670,541)  $      (3,534)  $    (430,097) $      (1,691)   $    (238,314)  $      (1,525)
                                      =============   =============   =============  =============    =============   =============

                See accompanying notes to financial statements.

                                               Income (loss) from investment operations:              Less distributions:
                                  Net asset   ------------------------------------------ -------------------------------------------
                                    value,        Net        Net realized                  Dividends     Distributions
                                  beginning    investment   and unrealized    Total from     from            from
                                     of         income      gain (loss) on    investment  net investment  net realized     Total
                                  the period   (loss) (c)    investments     operations     income       capital gains distributions
                                  ----------   ----------    -----------     ----------     ------       ------------- -------------
(For a share outstanding
throughout each period)
Kobrick Capital Fund

Class A
3/31/2001(Unaudited)(i)              $19.05     $(0.03)       $(9.68)         $(9.71)    $   --           $   --         $   --
9/30/2000                             17.21      (0.14)         4.35(g)         4.21         --            (2.37)         (2.37)
9/30/1999                             10.71      (0.18)         6.68            6.50         --               --             --
12/31/1997(a) through 9/30/1998       10.00      (0.13)         0.84            0.71         --               --             --
Class B
3/31/2001(Unaudited)(i)               18.92      (0.07)        (9.60)          (9.67)        --               --             --
10/29/1999(a) through 9/30/2000       15.64      (0.24)         3.52(g)         3.28         --               --             --
Class C
3/31/2001(Unaudited)(i)               18.93      (0.07)        (9.61)          (9.68)        --               --             --
10/29/1999(a) through 9/30/2000       15.64      (0.25)         3.54(g)         3.29         --               --             --
Class Y
3/31/2001(Unaudited)(i)               19.09      (0.02)        (9.70)          (9.72)        --               --             --
10/29/1999(a) through 9/30/2000       15.64      (0.08)         3.53(g)         3.45         --               --             --

Kobrick Emerging Growth Fund

Class A
3/31/2001(Unaudited)(i)              $19.45     $(0.04)       $(8.93)         $(8.97)    $   --           $   --         $   --
9/30/2000                             16.54      (0.15)         5.77            5.62         --            (2.71)         (2.71)
9/30/1999                             10.14      (0.18)         6.58            6.40         --               --             --
12/31/1997(a) through 9/30/1998       10.00      (0.11)         0.25(g)         0.14         --               --             --
Class B
3/31/2001(Unaudited)(i)               19.34      (0.09)        (8.86)          (8.95)        --               --             --
10/29/1999(a) through 9/30/2000       15.19      (0.25)         4.40            4.15         --               --             --
Class C
3/31/2001(Unaudited)(i)               19.34      (0.09)        (8.86)          (8.95)        --               --             --
10/29/1999(a) through 9/30/2000       15.19      (0.26)         4.41            4.15         --               --             --
Class Y
3/31/2001(Unaudited)(i)               19.49       0.03         (8.97)          (9.00)        --               --             --
10/29/1999(a) through 9/30/2000       15.19      (0.07)         4.37            4.30         --               --             --

Kobrick Growth Fund

Class A
3/31/2001(Unaudited)(i)              $21.67     $(0.01)       $(5.76)         $(5.77)    $   --           $(1.36)        $(1.36)
9/30/2000                             15.41      (0.13)         6.39            6.26         --               --             --
9/30/1999                             10.32      (0.08)         5.17(g)         5.09       0.00(h)            --           0.00
9/1/1998(a) through 9/30/1998         10.00       0.00(h)       0.32            0.32         --               --             --
Class B
3/31/2001(Unaudited)(i)               21.53      (0.08)        (5.70)          (5.78)        --            (1.36)         (1.36)
10/29/1999(a) through 9/30/2000       16.21      (0.26)         5.58            5.32         --               --             --
Class C
3/31/2001(Unaudited)(i)               21.54      (0.08)        (5.70)          (5.78)        --            (1.36)         (1.36)
10/29/1999(a) through 9/30/2000       16.21      (0.26)         5.59            5.33         --               --             --
Class Y
3/31/2001(Unaudited)(i)               21.73       0.01         (5.77)          (5.76)        --            (1.36)         (1.36)
10/29/1999(a) through 9/30/2000       16.21      (0.06)         5.58            5.52         --               --             --

(a) Commencement of operations.
(b) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods less than one year are not annualized.
(c) Calculated using the average shares outstanding during the period.
(d) Computed on an annualized basis for periods less than one year.

                See accompanying notes to financial statements.

                                                                                           Ratios to average net assets:
                                                                            ----------------------------------------------------
        Net asset                         Net assets,                             Expenses
         value,             Total           end of                              after expense  Net investment        Portfolio
         end of            return         the period           Expenses          reductions    income (loss)         turnover
       the period          (%) (b)           (000)            (%) (d) (e)        (%) (d) (e)       (%) (d)           rate (%)
       ----------          -------           -----            -----------        -----------       -------           --------
   $       9.34             (50.97)    $     58,077              1.50             1.47(f)          (0.40)              868
          19.05              27.99          193,897              1.51             1.48(f)          (0.67)            1,320
          17.21              60.69          102,879              1.75             1.75             (1.09)              778
          10.71               7.10           27,463              1.75             1.75             (1.38)              350

           9.25             (51.11)          40,638              2.25             2.22(f)          (1.12)              868
          18.92              20.97           89,645              2.25             2.21(f)          (1.29)            1,320


           9.25             (51.14)           7,269              2.25             2.22(f)          (1.12)              868
          18.93              21.04           16,247              2.25             2.21(f)          (1.32)            1,320

           9.37             (50.92)           1,306              1.25             1.22(f)          (0.29)              868
          19.09              22.06           25,721              1.25             1.22(f)          (0.43)            1,320




   $      10.48             (46.12)    $     31,479              1.50             1.47(f)          (0.54)              449
          19.45              39.24          111,658              1.51             1.51(f)          (0.73)              678
          16.54              63.12           52,175              1.75             1.75             (1.24)              442
          10.14               1.40           18,330              1.75             1.75             (1.16)              287

          10.39             (46.28)          21,275              2.25             2.23(f)          (1.24)              449
          19.34              27.32           41,601              2.25             2.25(f)          (1.37)              678

          10.39             (46.28)           4,568              2.25             2.23(f)          (1.25)              449
          19.34              27.32            9,804              2.25             2.25(f)          (1.38)              678

          10.49             (46.18)              66              1.25             1.23(f)          (0.34)              449
          19.49              28.31            3,944              1.25             1.25(f)          (0.37)              678


   $      14.54             (27.77)    $     37,339              1.40             1.13(f)          (0.16)              509
          21.67              40.62          103,087              1.40             1.29(f)          (0.62)              826
          15.41              49.35           46,827              1.40             1.40             (0.55)              632
          10.32               3.20            1,054              1.40             1.40              0.32                11

          14.39             (28.01)          30,286              2.15             1.88(f)          (0.84)              509
          21.53              32.82           35,680              2.15             1.99(f)          (1.30)              826

          14.40             (28.01)           5,501              2.15             1.88(f)          (0.85)              509
          21.54              32.88            6,546              2.15             2.01(f)          (1.32)              826

          14.61             (27.64)           1,670              1.15             0.88(f)           0.15               509
          21.73              34.05            1,746              1.15             0.95(f)          (0.28)              826

(e) Kobrick Funds LLC agreed to reimburse a portion of the Fund's expenses during the periods shown. Without these reimbursements, expense ratios would have been higher.
(f) The Fund has entered into agreements with certain brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(g) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(h)  Amount is less than $0.01.
(i)  For the six months ended March 31, 2001.

NOTES TO FINANCIAL STATEMENTS
For the Six Months Ended March 31, 2001
(Unaudited)

NOTE 1 -- ORGANIZATION

The CDC Kobrick Investment Trust, formerly Nvest Kobrick Investment Trust, a Massachusetts business trust (the "Trust"), was organized on October 10, 1997, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a diversified open-end management investment company. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust in multiple series. The Trust consists presently of three separate series: Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (individually, a "Fund" and, collectively, the "Funds"). The investment objective of the Kobrick Capital Fund is to seek maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations. The investment objective of the Kobrick Emerging Growth Fund is to seek to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations. The investment objective of the Kobrick Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the Fund's investment adviser believes have better than average long-term growth potential.

The Funds' investment adviser is Kobrick Funds LLC ("Kobrick"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAM North America"). Kobrick was formed in May 1999 and on July 7, 1999 the business carried on by its predecessor ("former adviser") was contributed to Kobrick.

The Funds publicly offer Class A, Class B, Class C and Class Y shares. Class A shares purchased after October 29, 1999 are sold with a maximum front end sales charge of 5.75%. All shareholders invested in any of the Funds on October 29, 1999 were automatically converted to Class A "load waived" shares and are allowed to continue to invest in Class A shares without paying any commissions. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors and impose certain eligibility and investment requirements.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Each Fund's investment securities which are traded on stock exchanges or are quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are valued, or if not traded on a particular day, at the closing bid prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if the last sale prices are not readily available, at the last bid prices as quoted by the brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value. Options, interest rate futures and options thereon that are tracked on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Kobrick has determined are creditworthy. The repurchase agreements are collateralized by U.S. Government securities. The Funds' custodian takes possession of the underlying collateral on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value of the collateral held is at least equal to 102% of the repurchase price, including interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividend income on investment securities, less foreign taxes withheld, if any, is recorded on ex-dividend date. Interest income on investment securities is recorded on an accrual basis.

EXPENSES: Certain of the Trust's expenses are allocated equally to those Funds which make up the Trust. Other expenses of the Trust are allocated to the respective Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

For the Six Months Ended March 31, 2001
(Unaudited)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Trustees approve separate dividends on each class of shares. It is the policy of each Fund to declare and pay dividends from net investment income at least annually. Each Fund will distribute net realized capital gains (including net short-term capital gains) unless offset by any available capital loss carryforward at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax differences will result in reclassifications to capital accounts.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income tax has been made. At September 30, 2000, the Kobrick Capital Fund had a capital loss carryforward of $1,117,558 and the Kobrick Emerging Growth Fund had a capital loss carryforward of $1,500,588, all of which will expire on September 30, 2008.

ORGANIZATION COSTS: Costs and expenses of the Trust in connection with the organization of the Trust and the initial offering of shares of each Fund, excluding the Kobrick Growth Fund, have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that a benefit is expected to be realized, not to exceed sixty months. If any of the initial shares of the Kobrick Capital Fund and Kobrick Emerging Growth Fund are redeemed during the amortization period of these organizational costs by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the unamortized organizational costs. Organizational costs associated with the Kobrick Growth Fund have been borne by Kobrick.

LINE OF CREDIT: The Trust has entered into a $15,000,000 committed line of credit with State Street Bank and Trust Company ("State Street"). Borrowings under this line of credit agreement may not exceed 5% of each Fund's total assets and may not exceed prospectus limitations. Interest on borrowings is payable at State Street's Cost of Funds plus 0.75% per annum. Under this Agreement, the Trust has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the six months ended March 31, 2001, the Trust had no borrowings against the line of credit.

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEES: Each Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Kobrick. Under each agreement, Kobrick provides investment management services to the Fund, and is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on average daily net assets of the Fund.

ACCOUNTING AND ADMINISTRATIVE EXPENSE: CDC IXIS Asset Management Services, Inc. ("CIS") is a subsidiary of CDCIAM North America and performs certain accounting and administrative services for the Funds including: (i) performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Funds and (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance. For the services provided, each Fund pays CIS the greater of the following: (i) an annual fee payable in equal monthly installments equal to $70,000 per Fund; or (ii) a monthly fee at the annual rate of 0.07% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $300 million of the Fund's average daily net assets and 0.03% of such assets in excess of $400 million. For the six months ended March 31, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CIS $60,895, $38,962 and $41,384, respectively.

TRANSFER AGENT FEES: CIS is the transfer and shareholder servicing agent and Boston Financial Data Services, Inc. ("BFDS") serves as the sub-transfer agent for the Funds. Each Fund pays CIS service fees for Class A, Class B and Class C shareholder accounts representing the higher dollar amount based on the following calculations: (1) the annualized rate of 0.184% of the Fund's average daily net assets to the extent eligible assets (the average daily net assets of all equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the funds) are equal to or less than $5.7 billion; 0.180% of the Fund's average daily net assets to the extent eligible assets are greater than $5.7 billion and up to $10.7 billion; and 0.175% of the Fund's average daily net assets to the extent eligible assets are in excess of $10.7 billion (subject to an annual class minimum of $18,000); or (2) each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $10.5 million. CIS and BFDS are also reimbursed by the Funds for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. Prior to January 1, 2001, each Fund paid an annual per account fee to CIS. For the six months ended March 31, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid $243,066, $133,507 and $122,333, respectively, to CIS as compensation for its services as transfer agent.

SERVICE AND DISTRIBUTION FEES: Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Funds' Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Funds' Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC Distributors"), the Funds' distributor, (a wholly owned subsidiary of CDCIAM North America) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class A shares, as reimbursement for expenses incurred by CDC Distributors in providing personal services to investors owning Class A shares and/or the maintenance of shareholder accounts. For the six months ended March 31, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CDC Distributors $151,804, $87,912 and $99,868, respectively, under the Class A Plan.

For the Six Months Ended March 31, 2001
(Unaudited)

Under the Class B and Class C Plans, each Fund pays CDC Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC Distributors in providing personal services to investors in Class B and Class C shares or the maintenance of shareholder accounts. For the six months ended March 31, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CDC Distributors $76,421, $ 36,850 and $42,942, respectively, under the Class B Plan and $13,994, $8,439 and $7,712, respectively, under the Class C Plan.

Also under the Class B and Class C Plans, each Fund pays CDC Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC Distributors in connection with the marketing or sale of Class B and Class C shares. For the six months ended March 31, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CDC Distributors $229,264, $110,549 and $128,825, respectively, under the Class B Plan and $41,983, $25,315 and $23,137, respectively, under the Class C Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC Distributors by investors in shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund during the six months ended March 31, 2001, amounted to $351,265, $158,741 and $205,304, respectively.

TRUSTEES FEES AND EXPENSES: No officer, director or employee of Kobrick, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. Each Trustee who is not an "affiliated person" receives an annual retainer fee from the Trust of $12,000 and meeting attendance fees of $2,000 for each meeting of the Board of Trustees attended. Each audit and operations committee member receives a fee of $2,000 for each audit and operations committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee for attending such meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Upon distribution, each participating Trustee will receive an amount equal to the value of such deferred compensation, had it been invested in the Funds selected by each Trustee on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

NOTE 4 -- EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATION
Effective February 1, 2001, Kobrick has given a binding undertaking to the Funds, through at least January 31, 2002, to limit the amount of total expenses, excluding certain expenses, to 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets for the Class A, B, C and Y shares, respectively, of the Kobrick Capital Fund and Kobrick Emerging Growth Fund and 1.40%, 2.15%, 2.15% and 1.15% for the Class A, B, C and Y shares, respectively, of the Kobrick Growth Fund. Accordingly, to the extent total expenses exceed the amount of the respective limit, Kobrick will reduce its management fees and/or reimburse the Funds for certain expenses. With respect to each Fund, Kobrick shall be permitted to recover expenses it has borne after January 31, 2001 (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund's expenses fall below the rates set forth above; provided however, that a Fund is not obligated to pay any such amounts more than three years after the end of the fiscal year in which the expense was deferred. Under a prior binding undertaking by Kobrick, a Fund is not obligated to pay any such deferred expenses incurred during the period from November 1, 1999 through September 30, 2000 beyond September 30, 2001, and during the period from October 1, 2000 through January 31, 2001 beyond September 30, 2002. For the six months ended March 31, 2001, Kobrick deferred $381,459, $247,437 and $255,113 of its management fees for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively. For the year ended September 30, 2000, Kobrick deferred $298,436, $263,664, and $322,191 of its management fees for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

The Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as reductions of expenses in the Statements of Operations. For the six months ended March 31, 2001, expenses were reduced by $30,274, $13,960 and $166,480 for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate amounts of purchases and sales of investment securities, excluding short-term investments, for the six months ended March 31, 2001, were as follows:

                                                Purchases             Sales
                                             --------------       --------------
Kobrick Capital Fund .................       $1,731,258,836       $1,798,087,150
                                             --------------       --------------
Kobrick Emerging Growth Fund .........       $  468,000,344       $  505,275,734
                                             --------------       --------------
Kobrick Growth Fund ..................       $  609,895,737       $  649,344,162
                                             --------------       --------------

Sales of securities for each Fund includes the value of securities delivered through an in-kind redemption of certain Fund shares (see Note 6). Any realized gain on securities delivered through an in-kind redemption of Fund shares is not taxable to the Funds. The value of securities and realized gain on securities delivered through an in-kind redemption of Fund shares aggregated $34,783,904 and $2,852,946 for Kobrick Capital Fund, $30,091,917 and $8,653,063 for Kobrick Emerging Growth Fund, and $44,090,079 and $5,641,490 for Kobrick Growth Fund.

For the Six Months Ended March 31,
2001 (Unaudited)

NOTE 6 -- CAPITAL SHARES

At September 30, 2000, Cendant Corporation ("Cendant") owned 17.0%, 27.0%, and 36.0% of the Kobrick Capital Fund, Kobrick Emerging Growth Fund, and Kobrick Growth Fund, respectively. Cendant no longer maintains an interest in the Funds' investment adviser as a result of the contribution of business to Kobrick described in Note 1. In February 2001, Cendant redeemed substantially all its shares and was paid in kind by the Funds.

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:


                                                               Six Months Ended March 31,    Year Ended September 30,
                                                                       2001                          2000
                                                               ------------------------      -------------------------
Kobrick Capital Fund                                           Shares         Amount           Shares           Amount
--------------------                                           ------         ------           ------           ------
Class A*
--------
    Shares sold .........................................      657,248    $  8,693,242      16,030,226    $ 350,740,448
    Shares issued in connection with the reinvestment of:
      Distributions from net realized gain ..............           --              --         986,268       14,981,407
                                                            ----------    ------------       ---------    -------------
                                                               657,248       8,693,242      17,016,494      365,721,855
    Shares repurchased ..................................   (4,617,613)    (57,167,092)    (12,814,231)    (270,607,983)
                                                            ----------     -----------     -----------     ------------
    Net increase (decrease) .............................   (3,960,365)   $(48,473,850)      4,202,263    $  95,113,872
                                                            ----------     -----------     -----------     ------------

                                                                                                  For the Period
                                                                                                October 29, 1999(a)
                                                             Six Months Ended March 31,             through
                                                                      2001                      September 30, 2000
                                                            --------------------------      ---------------------------
                                                             Shares         Amount           Shares           Amount
                                                            ----------    ------------      ----------    -------------
Class B
-------
    Shares sold .........................................      495,768    $  6,747,316       5,110,363    $ 114,737,919
    Shares repurchased ..................................     (838,008)    (10,613,357)       (373,447)      (7,751,507)
                                                            ----------    ------------      ----------    -------------
    Net increase (decrease) .............................     (342,240)   $ (3,866,041)      4,736,916    $ 106,986,412
                                                            ----------    ------------      ----------    -------------
Class C
-------
    Shares sold .........................................      140,725    $  1,913,853         989,657    $  21,547,422
    Shares repurchased ..................................     (213,206)     (2,683,269)       (131,162)      (2,701,111)
                                                            ----------    ------------      ----------    -------------
    Net increase (decrease) .............................      (72,481)   $   (769,416)        858,495    $  18,846,311
                                                            ----------    ------------      ----------    -------------
Class Y
-------
    Shares sold .........................................       35,843    $    556,345       2,492,072    $  47,638,730
    Shares repurchased ..................................   (1,243,713)    (18,633,133)     (1,144,821)     (24,284,007)
                                                            ----------    ------------      ----------    -------------
    Net increase (decrease) .............................   (1,207,870)   $(18,076,788)      1,347,251    $  23,354,723
                                                            ----------    ------------      ----------    -------------
    Increase (decrease) derived from capital share
       transactions .....................................   (5,582,956)   $(71,186,095)     11,144,925    $ 244,301,318
                                                            ==========    ============      ==========    =============

                                                            Six Months Ended March 31,       Year Ended September 30,
                                                                     2001                             2000
                                                            --------------------------      ---------------------------
Kobrick Emerging Growth Fund                                  Shares         Amount           Shares         Amount
----------------------------                                ----------    ------------       ---------    -------------
Class A*
--------
    Shares sold .........................................      386,657    $  5,340,522      17,002,298    $ 485,762,409
    Shares issued in connection with the reinvestment of:
      Distributions from net realized gain ..............           --              --         577,486        8,506,362
                                                            ----------    ------------       ---------    -------------
                                                               386,657    $  5,340,522      17,579,784      494,268,771
    Shares repurchased ..................................   (3,123,773)    (41,059,206)    (14,992,359)    (441,839,352)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................   (2,737,116)   $(35,718,684)      2,587,425    $  52,429,419
                                                            ----------    ------------       ---------    -------------

 For the Six Months Ended March 31, 2001
(Unaudited)

                                                                                                  For the Period
                                                                                                 October 29, 1999(a)
                                                            Six Months Ended March 31,               through
                                                                      2001                      September 30, 2000
                                                            --------------------------       --------------------------
                                                              Shares        Amount             Shares         Amount
                                                            ----------    ------------       ---------    -------------
Class B
-------
    Shares sold .........................................      299,812    $  4,384,785       2,351,882    $  50,947,821
    Shares repurchased ..................................     (402,487)     (5,463,924)       (201,245)      (4,103,739)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................     (102,675)   $ (1,079,139)      2,150,637    $  46,844,082
                                                            ----------    ------------       ---------    -------------
Class C
-------
    Shares sold .........................................       39,008    $    540,478         548,320    $  11,811,166
    Shares repurchased ..................................     (106,093)     (1,372,810)        (41,339)        (810,265)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................      (67,085)   $   (832,332)        506,981    $  11,000,901
                                                            ----------    ------------       ---------    -------------
Class Y
-------
    Shares sold .........................................        9,676    $    165,429         360,190    $   7,829,212
    Shares repurchased ..................................     (205,724)     (2,665,894)       (157,832)      (2,977,217)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................     (196,048)   $ (2,500,465)        202,358    $   4,851,995
                                                            ----------    ------------       ---------    -------------
  Increase (decrease) derived from capital
    shares transactions .................................   (3,102,924)   $(40,130,620)      5,447,401    $ 115,126,397
                                                            ==========    ============       =========    =============

                                                            Six Months Ended March 31,        Year Ended September 30,
                                                                     2001                              2000
                                                            --------------------------       --------------------------
Kobrick Growth Fund                                           Shares         Amount           Shares         Amount
-------------------                                         ----------    ------------       ---------    -------------
Class A*
--------
    Shares sold .........................................      712,168    $ 13,277,642      19,651,948    $ 377,173,606
    Shares issued in connection with the reinvestment of:
      Dividends from net realized gain ..................      160,785       2,865,192              --               --
                                                            ----------    ------------       ---------    -------------
                                                               872,953      16,142,834      19,651,948      377,173,606
    Shares repurchased ..................................   (3,063,116)    (54,865,708)    (17,933,965)    (341,144,830)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................   (2,190,163)   $(38,722,874)      1,717,983    $  36,028,776
                                                            ----------    ------------       ---------    -------------

                                                                                                 For the Period
                                                                                               October 29, 1999(a)
                                                            Six Months Ended March 31,              through
                                                                     2001                        September 30, 2000
                                                            --------------------------       --------------------------
                                                              Shares        Amount            Shares         Amount
                                                            ----------    ------------       ---------    -------------
Class B
-------
    Shares sold .........................................      537,045    $  9,600,437       1,765,474    $  37,723,733
    Shares issued in connection with the reinvestment of:
      Dividends from net realized gain ..................      129,881       2,294,996              --               --
                                                            ----------    ------------       ---------    -------------
                                                               666,926      11,895,433       1,765,474       37,723,733
    Shares repurchased ..................................     (219,532)     (3,840,289)       (108,577)      (2,358,591)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................      447,394    $  8,055,144       1,656,897    $  35,365,142
                                                            ----------    ------------       ---------    -------------
Class C
-------
    Shares sold .........................................       94,959    $  1,645,175         325,023    $   6,644,269
    Shares issued in connection with the reinvestment of:
      Dividends from net realized gain ..................       13,269         234,468              --               --
                                                            ----------    ------------       ---------    -------------
                                                               108,228       1,879,643         325,023        6,644,269
    Shares repurchased ..................................      (29,998)       (529,357)        (21,102)        (447,028)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................       78,230    $  1,350,286         303,921    $   6,197,241
                                                            ----------    ------------       ---------    -------------

For the Six Months Ended March 31, 2001
(Unaudited)

                                                                                                 For the Period
                                                                                                October 29, 1999(a)
                                                            Six Months Ended March 31,               through
                                                                     2001                        September 30, 2000
                                                            --------------------------       --------------------------
                                                             Shares          Amount             Shares         Amount
                                                            ----------    ------------       ---------    -------------
Class Y
-------
    Shares sold .........................................       55,731    $  1,001,225          96,501    $   2,045,140
    Shares issued in connection with the reinvestment of:
      Dividends from net realized gain ..................        5,900         105,486              --               --
                                                            ----------    ------------       ---------    -------------
                                                                61,631       1,106,711          96,501        2,045,140
    Shares repurchased ..................................      (27,637)       (523,158)        (16,159)        (337,686)
                                                            ----------    ------------       ---------    -------------
    Net increase (decrease) .............................       33,994    $    583,553          80,342    $   1,707,454
                                                            ----------    ------------       ---------    -------------
  Increase (decrease) derived from capital
    shares transactions .................................   (1,630,545)   $(28,733,891)      3,759,143    $  79,298,613
                                                            ==========    ============       =========    =============

(a) Commencement of operations


* Sales of capital shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund by Cendant for the six months ended March 31, 2001, were sales of 2,860,905 shares with a value of $34,788,605, 2,286,839 shares with a value of $30,094,797 and 2,448,936 shares with a value of $44,115,134, respectively. Purchases (including reinvestment of dividends) and sales of capital shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund by Cendant for the year ended September 30, 2000, were purchases of 8,970,966 shares with a cost of $195,861,622, 13,722,873 shares with a cost of $269,589,903 and 17,082,451 shares with a cost of $319,391,004, respectively; sales of 8,582,715 shares with a value of $189,964,091, 13,365,459 shares with a value of $264,325,191, and 17,082,451 shares with a value of $319,391,004, respectively.

NOTE 7 -- TRANSACTIONS WITH AFFILIATED COMPANIES
Transactions by the Funds during the period with companies which were affiliates are as follows:

                                                                                                          Balance as of
                                                         Purchases                 Sales                  March 31, 2001
                                               ---------------------------   ---------------------   -----------------------
                               Affiliates          Cost            Shares       Cost        Shares      Value        Shares
                               ----------          ----            ------       ----        ------      -----        ------
Kobrick Capital Fund           Cendant Corp.   $   7,698,714       686,600   $ 5,734,332   512,900    $ 3,697,106    253,400
Kobrick Capital Fund           Metlife         $   4,639,392       177,700   $ 4,639,392   177,700    $        --         --

At March 31, 2001, Cendant Corp. and Metlife are not affiliates of the Funds.

NOTE 8 -- SECURITIES LENDING
The Funds have entered into an agreement with a third party to lend their securities in order to earn additional income. Each Fund receives collateral in the form of U.S. Treasury obligations or cash against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At March 31,2001, the market value of loaned securities and U.S. Treasury Bonds held as collateral were as follows:

                                                    Securities
                                                      Loaned          Collateral
                                                    ----------        ----------
Kobrick Capital Fund .......................        $1,863,750        $1,901,025
                                                    ----------        ----------
Kobrick Emerging Growth Fund ...............        $2,557,725        $2,608,880
                                                    ----------        ----------
Kobrick Growth Fund ........................        $3,866,696        $3,944,030
                                                    ----------        ----------

ADDITIONAL INFORMATIONADDITIONAL INFORMATIONShareholder Meeting (Unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of each Fund voted separately for the following proposal:

                           Approval of a new advisory agreement between a Fund and Kobrick Funds LLC.

Kobrick Capital Fund
              Voted For                    Voted Against                Abstained Votes                  Total Votes
              ---------                    -------------                ---------------                  -----------
           11,709,046.008                   156,459.871                   238,929.437                  12,104,435.316

Kobrick Emerging Growth Fund

              Voted For                    Voted Against                Abstained Votes                  Total Votes
              ---------                    -------------                ---------------                  -----------
            5,821,893.288                   91,725.725                     73,304.546                   5,986,923.559

Kobrick Growth Fund

              Voted For                    Voted Against                Abstained Votes                  Total Votes
              ---------                    -------------                ---------------                  -----------
            4,723,774.646                   23,391.442                     41,347.371                   4,788,513.459

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

    Supplement dated May 15, 2001 to the Prospectus for Classes A, B and C, Prospectus for Classes A and Y and Statement of Additional Information,
                           each dated February 1, 2001

              The following revisions are effective on May 1, 2001

     The name "CDC IXIS Asset Management Distributors, L.P." replaces all references to "CDC IXIS Distributors, L.P." located in the section entitled "Meet the Funds' Investment Adviser" and the back cover of the prospectuses and throughout the statement of additional information. "CDC Kobrick Investment Trust" is the new name for, and replaces any reference to, "Nvest Kobrick Investment Trust" in the statement of additional information.

     Frederick R. Kobrick replaces Michael E. Nance as portfolio manager for Kobrick Growth Fund. Mr. Kobrick served as the portfolio manager for the Kobrick Growth from its inception on September 1, 1998 to June 30, 1999. Additional information about Mr. Kobrick's experience is provided in the section entitled "Meet the Funds' Portfolio Managers" in the prospectuses.

                                 PRIVACY POLICY


                    Notice of Privacy Policies and Practices

CDC Nvest1 is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers2. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and Social Security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.

                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

1 For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., Kobrick Funds and their advisory affiliates, which include CDC IXIS Asset Management Advisers, L.P. and Kobrick Funds, LLC and all of their successors.

2 For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds and Kobrick Funds Families and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                CDC NVEST FUNDS


                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                             CDC Nvest Bullseye Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust-- Money Market Series*
                      CDC Nvest Government Securities Fund
                              CDC Nvest Growth Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                              CDCNvest Mid Cap Fund
                         CDC Nvest Municipal Income Fund
                              CDCNvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                    CDC Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

--------------------------------------------------------------------------------
                              INVESTMENT MANAGERS

AEW Management and Advisors                       Loomis, Sayles & Company
  Capital Growth Management                      Montgomery Asset Management
Harris Associates/Oakmark Funds                   RS Investment Management
    Jurika & Voyles                             Vaughan, Nelson, Scarborough
     Kobrick Funds                                      & McCullough
                                                Westpeak Investment Advisors
--------------------------------------------------------------------------------


For current fund performance, ask your financial representative, access the CDC
   Nvest Funds Web site at www.cdcnvestfunds.com, or call CDC Nvest Funds at
              800-225-5478 for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] CDC NVESTFUNDS(SM)
    CDC IXIS Asset Management Distributors

Go to:       www.cdcnvestfunds.com
Click on:    Sign up now for E-delivery*
             Get your next CDC Nvest Funds report online.

          *Not available for Corporate Retirement Plans and Simple IRAs

---------------------------
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  Boston, Massachusetts

       02266-8551

  www.cdcnvestfunds.com
--------------------------